Exhibit H(15)

Form of

Executive Summary Letter

February 1, 2023

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of April 1, 2014, including Appendix A, as amended (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of two funds, the termination of seven funds, and the name change for one fund. The additional funds are as follows: MassMutual RetireSMARTSM by JPMorgan 2065 Fund and MassMutual Select T. Rowe Price Retirement 2065 Fund. The terminated funds are as follows: MassMutual Select BlackRock Global Allocation Fund, MM MSCI EAFE® International Index Fund, MM Russell 2000® Small Cap Index Fund, MM S&P® Mid Cap Index Fund, MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund. The name change is as follows: MML Growth & Income Fund to MML Sustainable Equity Fund.

In accordance with the appointment provision of Section 1 of the Agreement, effective February 1, 2023, Appendix A to the Agreement is amended and restated in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to MML Investment Advisers, LLC and retaining one copy for your records.

Very truly yours,

MML Investment Advisers, LLC

By:
Name:	Douglas Steele
Title:	Vice President

Accepted:

MassMutual Select Funds

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MassMutual Premier Funds

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL ADVANTAGE FUNDS

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund II

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Form of

Appendix A

MassMutual Select Funds Portfolios

MassMutual Blue Chip Growth Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Fundamental Growth Fund
MassMutual Fundamental Value Fund
MassMutual Growth Opportunities Fund
MassMutual Mid Cap Growth Fund
MassMutual Mid Cap Value Fund
MassMutual Overseas Fund
MassMutual Small Cap Growth Equity Fund
MassMutual Small Cap Value Equity Fund
MassMutual Small Company Value Fund
MassMutual Strategic Bond Fund
MassMutual Total Return Bond Fund
MM S&P 500® Index Fund
MassMutual 20/80 Allocation Fund
MassMutual 40/60 Allocation Fund
MassMutual 60/40 Allocation Fund
MassMutual 80/20 Allocation Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan 2065 Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MM Equity Asset Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement 2065 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual Premier Funds Portfolios

MassMutual Balanced Fund
MassMutual Core Bond Fund
MassMutual Disciplined Growth Fund
MassMutual Disciplined Value Fund
MassMutual Diversified Bond Fund
MassMutual Global Fund
MassMutual High Yield Fund
MassMutual Inflation-Protected and Income Fund
MassMutual International Equity Fund
MassMutual Main Street Fund
MassMutual Short-Duration Bond Fund
MassMutual Small Cap Opportunities Fund
MassMutual Strategic Emerging Markets Fund
MassMutual U.S. Government Money Market Fund

MassMutual Advantage Funds Portfolios

MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Global Emerging Markets Equity Fund
MassMutual Global Floating Rate Fund

MML Series Investment Fund Portfolios

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund

MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Sustainable Equity Fund
MML Total Return Bond Fund

MML Series Investment Fund II Portfolios

MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund